SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20547



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 26, 1999


                            THE SERVICEMASTER COMPANY
           (Exact name of registrant as specified in its certificate)

                             Commission File Number:



Delaware                            One ServiceMaster Way             36-3858106
                                    Downers Grove, IL 60515

(State or other jurisdiction         (Address of                (I.R.S. Employer
of incorporation or organization)      executive office)     Identification No.)




Registrant's telephone number, including area code:            (630)  271-1300


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Item 5.     Other Events

Issuance of News Release Regarding Successful Tender Offer for
American Residential Services, Inc.

The ServiceMaster Company, a Delaware corporation, announced the successful completion of its tender offer for the outstanding shares of American Residential Services, Inc., a Delaware corporation, at a purchase price of $5.75 per share, through a news release dated April 27, 1999.

Item 7.           Financial Statements and Exhibits

                  Financial Statements:

                  None


                  Exhibits:

                  1.       News Release dated April 27, 1999.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE SERVICEMASTER COMPANY
                                 (Registrant)

                                 By:      /s/ Vernon T. Squires
                                          Sr. Vice President and General Counsel

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